UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2021 (November 19, 2021)

VALUE EXCHANGE INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-53537	26-3767331
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

Unit 602, Block B, 6 Floor,
Shatin Industrial Centre, 5-7 Yuen Shun Circuit,
Shatin, N.T., Hong Kong
(Address of principal executive offices) (Zip Code)

(852) 2950 4288
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Exchange on which registered
NONE	----	----

Item 1.01. Entry into a Material Definitive Agreement.

Registration Rights Agreements. On November 19, 2021, Value Exchange International, Inc. (“Company”) signed the following three separate registration rights agreements with Mr. Heng Fai Chan:

(1) a registration rights agreement for 953,595 shares of Company Common Stock, $0.00001 par value, (“Common Stock”) to be acquired by Mr. Heng Fai Chan under an agreement with a holder of those shares of Common Stock; and

(2) a registration rights agreement for 310,391 shares of Common Stock to be acquired by Mr. Heng Fai Chan under an agreement with a holder of those shares of Common Stock; and

(3) a registration rights agreement for 712,977 shares of Common Stock to be acquired by Mr. Heng Fai Chan under an agreement with a holder of those shares of Common Stock.

The Company is not a party to the stock purchase agreements referenced above.

As used below, “Shares” means the shares of Common Stock covered by the above referenced registration rights agreements.

The sellers of the Shares referenced above are not directors or senior officers of the Company and are not, to the knowledge of the Company, beneficial owners of more than 10% of the issued and outstanding shares of Common Stock. One of the sellers of Shares is a research and development director of a subsidiary of the Company, who is not deemed to be an “officer” under Rule 16a-1(f) under the Securities Exchange Act of 1934.

Based on public filings by Mr. Chan, the Company understands that he is the beneficial owner of 11,857,680 shares of Common Stock (excluding the Shares referenced above), which is approximately 32.8% of the issued and outstanding shares of Common Stock.

The three registration rights agreement have the same basic terms and conditions, which in summary are:

(a)       Piggyback Registration Rights. The Company shall include the Shares on any registration statement the Company files with Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended, (“Securities Act”) (but excluding any Form S-8 registration statement), which obligation is subject to: (i) any restrictions imposed by any managing underwriter on number of shares that will be included in the registration statement in an offering that is underwritten and (ii) any restrictions imposed on number of shares that can be included in the registration statement under SEC rules or imposed by SEC guidance in comment letters for the registration statement. The Company shall attempt to include the Shares in a registration statement subject to the registration rights, including a reduction of other shares covered by the registration statement. Buyer must timely supply information required for a registration statement in order to exercise the registration rights.

(b)       Expenses. Company will pay following expenses for registration of the Shares: (i) all registration and filing fees; (ii) fees and expenses of compliance with U.S. securities or blue sky laws (including reasonable fees and disbursements of outside counsel for any underwriters in connection with blue sky qualifications of registrable securities); (iii) printing, messenger, telephone and delivery expenses; (iv) reasonable fees and disbursements of legal counsel for the Company; (v) reasonable fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with the registration statement; and (vi) other expenses required to be listed in Part II of the registration statement.

(c)       Maintenance of Effectiveness of registration statement. Company shall use its commercially reasonable efforts to keep any registration statement continuously effective under the Securities Act until the first to occur of: (i) the date that is one (1) year from the date the registration statement is declared effective by the SEC or (ii) the date that all Shares covered by the registration statement have been sold, thereunder or pursuant to Rule 144 under the Securities Act (“Rule 144”).

(d)       No Obligation to File. Company will not be obligated to file a registration statement for Shares if the Company has reasonable basis for believing that the filing of the registration statement would violate applicable federal or state securities laws and its outside securities counsel concurs with that conclusion. There is no penalty provision for the inability to obtain effectiveness of the registration and no requirement to file a registration statement for the Shares by a certain date.

(e)       Governing Law. Registration rights agreements are subject to the laws of the State of Nevada.

The registration rights agreements have other usual and customary provisions for a piggyback registration rights agreement. The above summary of basic terms and conditions of the three registration rights agreements is qualified in its entirety by reference to the actual three registration rights agreement, which are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report of Form 8-K.

As previously reported by a Current Report on Form 8-K, dated November 8, 2021 and filed by the Company with the Commission on November 9, 2021, the Company entered into 3 separate piggyback registration rights agreements with Mr. Chan for three blocks of 500,000, 2,024,400 and 674,800 shares of Common Stock.

Mr. Heng Fai Chan. Based on available information, Company understands that:

Mr. Heng Fai (Ambrose) Chan (also known as Chan Heng Fai) is a Singapore citizen and entrepreneur focused on financial restructuring and corporate transformations and is a beneficial owner of 8,658,480 shares of Company Common Stock (excluding Shares to be acquired under the above referenced stock purchase agreements), which ownership is approximately 23.9% of the issued and outstanding shares of Common Stock as of October 31, 2021. His ownership consists of 2,100,000 shares of Common Stock personally held by Heng Fai Chan; 6,500,000 shares of Common Stock held by GigWorld, Inc., a Delaware corporation subject to the reporting requirements of the Securities Exchange Act of 1934; 39,968 held by BMI Capital Partners International Limited; and 18,512 held by LiquidValue Development Pte Ltd. LiquidValue Development Pte Ltd. is a subsidiary of Alset EHome International. Heng Fai Ambrose Chan is the Chief Executive Officer and Chairman of Alset EHome International Inc., and is personally and through an entity, the largest shareholder of Alset EHome International Inc. Mr. Chan is also the Executive Chairman of GigWorld, Inc. GigWorld, Inc.’s majority shareholder is Alset International Limited. Alset International Limited’s majority shareholder is Alset EHome International Inc. Mr. Chan is, personally and through an entity he controls, the largest shareholder of Alset EHome International Inc. Mr. Chan is the Chief Executive Officer and Chairman of each of Alset International Limited and Alset EHome International Inc. Mr. Chan serves or has served as a director and senior executive officer for several companies, including current service as Chairman of the Board of Directors of Document Security Systems, Inc., an New York Stock Exchange listed company, a non-executive director of Holista CollTech Ltd., an Australian Securities Exchange listed company, and Chairman of the Board and Chief Executive Officer of Alset EHome International Inc.

Item 9.01 Exhibits.

Exhibit No.	Description

10.1	November 19, 2021 Registration Rights Agreement with Mr. Heng Fai Chan for 310,391 Shares.
10.2	November 19, 2021 Registration Rights Agreement with Mr. Heng Fai Chan for 953,595 Shares.
10.3	November 19, 2021 Registration Rights Agreement with Mr. Heng Fai Chan for 712,977 Shares.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALUE EXCHANGE INTERNATIONAL, INC.
By: /s/ Tan Seng Wee	Dated: November 22, 2021
Name: Tan Seng Wee (Kenneth Tan)

INDEX EXHIBIT #	DESCRIPTION

10.1	November 19, 2021 Registration Rights Agreement with Mr. Heng Fai Chan for 310,391 Shares.
10.2	November 19, 2021 Registration Rights Agreement with Mr. Heng Fai Chan for 953,595 Shares.
10.3	November 19, 2021 Registration Rights Agreement with Mr. Heng Fai Chan for 712,977 Shares.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)